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                                                           Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated November 22, 1996, with respect to the financial statements of The First Gray Line Corporation included in the Registration Statement (Form S-1 No. 333-28609) and related Prospectus of Avis Rent A Car, Inc. dated August 8, 1997.



                                             Ernst & Young LLP


Los Angeles, California
August 7, 1997